Business Combinations	12 Months Ended
Dec. 31, 2017
Business combinations
Business combinations

(3)Business Combinations

2017

(a)Hologic Acquisition

On 14 December 2016 Grifols entered into an asset purchase agreement to acquire assets corresponding to Hologic’s NAT (Nucleic Acid Testing) business donor screening unit for US Dollars 1,865 million. The transaction was closed on 31 January 2017. The agreement encompasses the acquisition of the Hologic business engaged in research, development and manufacture of assays and instruments based on NAT technology for transfusion and transplantation screening. In addition, it was agreed to cancel the existing joint-collaboration agreement for the commercialization of NAT donor screening products by Grifols. NAT technology makes it possible to detect the presence of infectious agents in blood and plasma donations, contributing to greater transfusion safety.

The transaction is structured through the purchase of assets by Grifols Diagnostic Solutions, Inc., a U.S. incorporated and wholly-owned subsidiary of Grifols, S.A.

The assets acquired comprise a plant in San Diego, California (United States) as well as development rights, licenses to patents and access to product manufacturers.

Grifols consolidates itself as one of the only vertically integrated providers capable of offering comprehensive solutions to blood and plasma donation centers.

This acquisition strengthens cash flows and positively impacts the Group’s margins. The sales revenues of the Diagnostic Division will not change as a result of the acquisition due to the existing joint-business between Grifols and Hologic in place since 2014, under which Grifols already owns customer facing activities and records all revenues.

It is expected that this acquisition will strengthen the position of the Grifols Diagnostic Division in transfusion medicine and will increase significantly the profitability of Grifols Diagnostic Division having a direct impact on the Group’s EBITDA margin. By streamlining and integrating the NAT business, operational efficiency will be in terms of production, R&D, overheads and administrative expenses.

Details of the aggregate business combination cost, the fair value of the net assets acquired and goodwill at the acquisition date are provided below:

Cost of the business combination	Thousands of Euros	Thousands of US Dollars

Payment in cash	1,734,077	1,865,000
Result of the cancellation of the existing contract	41,894	45,057

Total business combination cost	1,775,971	1,910,057

Fair value of net assets acquired	309,551	332,923

Goodwill (excess of the cost of the business combination over the fair value of net assets acquired)	1,466,420	1,577,134

As part of the purchase price allocation, the Company determined that the identifiable intangible assets were developed technology and IPR&D. The fair value of the intangible assets was estimated using the income approach. The cash flows were based on estimates used to price the transaction and the discount rates applied were benchmarked with reference to the implied rate of return from the transaction model and the weighted average cost of capital.

The developed technology assets are comprised of know-how, patents and technologies embedded in revenue. The Company applied the Relief-from-Royalty Method to determine its fair value.

IPR&D projects relate to in-process projects that have not reached technological feasibility as of the acquisition date. All of the IPR&D assets were valued using the Multiple-Period Excess Earnings Method approach.

The excess of the purchase price over the estimated fair value of the net assets acquired was recorded to goodwill. The factors contributing to the recognition of the amount of goodwill were the assembled workforce, cost savings and benefits arising from the vertical integration of the business that will lead to efficiencies of R&D, commercial and manufacturing activities.

The expenses incurred in this transaction in 2017 amount to approximately Euros 13 million (Euros 5.1 million in 2016).

The resulting Goodwill has been allocated to the Diagnostic segment.

The amounts determined at the date of acquisition of assets, liabilities and contingent liabilities were as follows:

	Fair Value
	Thousands of Euros	Thousands of US Dollars

R&D in progress	137,756	148,157
Other Intangible assets	142,174	152,908
Property, plant and equipment	24,569	26,424
Deferred Tax Assets (note 27)	16,736	18,000
Inventories	30,157	32,434

Total Assets	351,392	377,923

Current Provisions (note 19 (b))	41,841	45,000

Total liabilities and contingent liabilities	41,841	45,000

Total net assets acquired	309,551	332,923

(b)Kiro Grifols, S.L.

On 25 July 2017 the Group subscribed a capital increase in Kiro Grifols, S.L (formerly Kiro Robotics, S.L.) for an amount of Euros 12.8 million, which represents 40% of the voting and economic rights of Kiro Grifols. In September 2014 the Group had already subscribed a capital increase in Kiro Grifols, S.L (formerly Kiro Robotics, S.L.) for an amount of Euros 21 million, by virtue of which Grifols acquired 50% of Kiro Grifols economic and voting rights. The capital increase was paid by means of a monetary contribution.

As a result, Grifols owns a total of 90% of the voting and economic rights of Kiro Grifols. The remaining 10% will continue to be held by Socios Fundadores Kiro, S.L. a company wholly owned by cooperatives of the Mondragon Corporation.

Grifols also entered into a joint venture & shareholders’ agreement (the “Joint Venture Agreement”) with Kiro Grifols’ partners: Mondragon Innovacion S.P.E, S.A.; Mondragon Assembly, S.Coop. and Agrupación de Fundición y Utillaje, S.Coop.. This agreement governs, among other matters, the capital increase subscribed by Grifols and the managing and governing bodies of Kiro Grifols, whether these are the Board of Directors or any other internal managing and governing bodies.

At the date of issue of these Consolidated Financial Statements, the Group is working to determine the definitive fair value of intangible assets, liabilities and contingent liabilities acquired in the business combination.

(c)Kedplasma

On 27 December 2016 Grifols entered into an agreement to acquire six new Plasma Donor Centers to the company Kedplasma, LLC, with a purchase price of US Dollar 47 million. Delivery of these centers has been made in February 2017.

Aggregate details of the combination cost, fair value of the net assets acquired and goodwill at the acquisition date (or surplus net assets acquired over the combination cost) are as follows:

	Thousands of Euros	Thousands of US Dollars

Cost of the business combination

Payment in cash	44,238	47,083

Total business combination cost	44,238	47,083

Fair value of net assets acquired	4,137	4,403

Goodwill (excess of the cost of the business combination over the fair value of net assets acquired)	40,101	42,680

The fair value of net assets acquired includes property, plant and equipment amounting to Euros 3,698 thousand.

Goodwill is allocated to the Bioscience segment and includes plasma donor center base, FDA licenses and workforce retained.

At 31 December 2016, the group advanced the sum of US Dollar 15 million related to this acquisition.

2015

(d)VCN

On 14 February 2014 and 16 November 2015, the Group company Gri-Cel, S.A, subscribed both share capital increases in the capital of VCN Bioscience, S.L for Euros 700 thousand and Euros 2,549 thousand, respectively. After this capital increase, Grifols’ interest rises to 68.01% in 2015 and the company is fully consolidated at year end. Since 2016, the Group company Grifols Innovation and New Technologies Limited centralize the Group’s investments in R&D projects in fields of medicine other than its core business.